March 17, 2020 Enphase Energy, Inc. 47281 Bayside Parkway Fremont, CA 94538 Dear Sir or Madam: This letter of amendment (“Letter Agreement”) when executed shall serve as an agreement modifying that certain Lease dated April 12, 2018, by and between Dollinger Bayside Associates, a California limited partnership (the “Landlord”) and Enphase Energy, Inc., (the “Tenant”), relating to the Premises at 47281 Bayside Parkway, Fremont, CA (the “Lease”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. IT IS AGREED THAT: 1) Effective upon full execution of this Letter Agreement, the Original Term of the Lease shall be extended for five (5) years, commencing October 1, 2020 and expiring September 30, 2025. 2) Effective October 1, 2020, the Premises shall be adjusted to include an additional 17,010 square feet known as 47341 Bayside Parkway, Fremont, CA 94538 (such additional area being the “Expansion Premises”), for a total of 40,446 square feet (the “Combined Premises”). Effective October 1, 2020 the “Expansion Premises” Rent schedule shall commence as shown below. 3) Effective October 1, 2020 and until September 30, 2021, the Base Rent for Expansion Premises shall be $29,768.00 per month. 4) Effective October 1, 2021 and until September 30, 2022, the Base Rent for Expansion Premises shall be $30,661.00 per month. 5) Effective October 1, 2022 and until September 30, 2023, the Base Rent for Expansion Premises shall be $31,581.00 per month. 6) Effective October 1, 2023 and until September 30, 2024, the Base Rent for Expansion Premises shall be $32,528.00 per month. 7) Effective October 1, 2024 and until September 30, 2025, the Base Rent for Expansion Premises shall be $33,504.00 per month. 8) Base Rent for the original “Premises” (as defined in the Lease) will remain per the current Lease until November 30, 2023. Effective December 1, 2023 the “Original Premises” Base Rent schedule shall adjust as shown below. 9) Effective December 1, 2023 until November 30, 2024, the Base Rent for Original Premises shall be $44,763.00 per month. 10) Effective September 1, 2024 until November 30, 2025, the Base Rent for Original Premises shall be $46,106.00 per month. 11) Tenant shall remit an additional Security Deposit of $33,504.00, bringing the total Security Deposit amount (for the purposes of Paragraphs 1.7 and 5 of the Lease) to $72,898.68.

DOLLINGER PROPERTIES - - - - - - - Exhibit "A" ·...